UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):   July 3, 2003

LANDEC CORPORATION

(Exact name of registrant as specified in its charter)

California

(State or other jurisdiction of incorporation or organization)

0-27446	94-3025618
(Commission file number)	(IRS Employer Identification No.)

3603 Haven Avenue, Menlo Park, California 94025

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code:     (650) 306-1650

N/A

Former name or former address, if changed from last report)

Item 2.                                                           ACQUISITION OR DISPOSITION OF ASSETS.

                On July 3, 2003, Apio, Inc., a Delaware corporation (“Apio”) and a wholly-owned subsidiary of Landec Corporation, a California corporation (the “Registrant”), entered into a Purchase Agreement (the “Purchase Agreement”) with Apio Fresh, LLC, a California limited liability company (“Apio Fresh”) and the Growers (as defined below) to sell its domestic commodity vegetable business to Apio Fresh.  Apio Fresh is owned and operated by a group of persons and entities that supply produce to Apio, including Nicholas Tompkins, Apio’s President and Chief Executive Officer (the “Growers”).  Under the terms of the Purchase Agreement, Apio Fresh purchased equipment associated with the domestic commodity vegetable business for approximately $160,000, and Apio’s existing carton inventory for approximately $250,000 (the “Purchase Consideration”).  Apio Fresh paid the Purchase Consideration by issuing Apio secured promissory notes payable over the two year period following the closing.

In addition, Apio Fresh will lease a portion of Apio’s office space and will pay Apio for certain information technology services to be provided by Apio for a period of up to three years following the closing.  Apio also granted Apio Fresh a non-exclusive license to use certain of its labels and trademarks in connection with the domestic commodity vegetable business and Apio Fresh agreed to pay Apio a royalty fee per carton sold by Apio Fresh during the four year period following the closing.

                In connection with the Purchase Agreement, Apio, Apio Fresh and the Growers entered into a supply agreement (the “Supply Agreement”) pursuant to which Apio Fresh and the Growers have agreed for a period of four (4) years following the closing to supply produce to Apio for its value-added, fresh-cut specialty packaged business as well as Apio’s export business operated through its wholly-owned subsidiary Cal-Ex Corporation.  Apio, Apio Fresh and the Growers also entered into a non-competition agreement (the “Non-Competition Agreement”) pursuant to which Apio Fresh and the Growers agreed for a period of four (4) years following the closing to not compete in Apio’s value-added business or its export business, and Apio agreed for a period of four (4) years to not compete in the domestic commodity vegetable business, each subject to certain exceptions.

                The timing and amount of the consideration paid in connection with the acquisition was the result of arms-length negotiations between the representatives of the Registrant and Apio Fresh.

                Copies of the Purchase Agreement, Supply Agreement and Non-Competition Agreement are filed as exhibits to this current report on Form 8-K.  The foregoing descriptions of such agreements are qualified in their entirety by reference to the full text of such agreements and are incorporated by reference herein.

Item 7.                                                           FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(a)	Financial Statements of Business Acquired.

Not applicable.

(b)	Pro Forma Financial Information.

The unaudited pro forma consolidated financial information giving effect to the disposition of the domestic commodity vegetable business by the Registrant to Apio Fresh, LLC appears as Exhibit 99.1 to this Form 8-K and is incorporated by reference herein.

The unaudited pro forma consolidated financial information below includes an Unaudited Pro Forma Consolidated Balance Sheet at April 27, 2003, and Unaudited Pro Forma Consolidated Statements of Operations for the fiscal year ended October 27, 2002 and the six-month period ended April 27, 2003.

The Unaudited Pro Forma Consolidated Balance Sheet at April 27, 2003 presents the consolidated financial position of the Registrant as though the disposition of its domestic commodity vegetable business occurred on April 27, 2003.  The Unaudited Pro Forma Consolidated Statement of Operations of the Registrant for the six months ended April 27, 2003 presents the results of operations as though the disposition of the domestic commodity vegetable business occurred on October 28, 2002.  The Unaudited Pro Forma Consolidated Statement of Operations of the Registrant for the fiscal year ended October 27, 2002 presents the results of operations as though the disposition of the domestic commodity vegetable business occurred on October 29, 2001.

The Unaudited Pro Forma Statements of Operations do not purport to represent what the Registrant’s results of operations would actually have been if the disposition had occurred on October 29, 2001 or October 28, 2002, and do not purport to project the results of operations of the Registrant for the current year or for any future period. The adjustments in the pro forma financial information are based on available information and on assumptions which management believes are reasonable. All information contained or incorporated by reference in this item 7 should be read in conjunction with the Notes to Unaudited Pro Forma Consolidated Balance Sheet and Consolidated Statements of Operations included in this report, and the Consolidated Financial Statements, the Notes to the Consolidated Financial Statements and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” included in the Company’s Form 10-K for the fiscal year ended October 27, 2002 and in the Form 10-Q’s for the fiscal quarters ended January 26, 2003 and April 27, 2003.

(c)	Exhibits.

2.1*         Form of Purchase Agreement, dated as of July 3, 2003, by and between the Registrant, Apio Fresh, LLC and the Growers.

2.2*         Form of Non-Competition Agreement, dated as of July 3,

2003, by and between the Registrant, Apio Fresh, LLC and the Growers.

2.3*         Form of Supply Agreement, dated as of July 3, 2003, by and between the Registrant, Apio Fresh, LLC and the Growers.

99.1         Unaudited Pro Forma Consolidated Balance Sheet at April 27, 2003, and Unaudited Pro Forma Consolidated Statements of Operations for the fiscal year ended October 27, 2002 and for the six-month period ended April 27, 2003.

99.2         Press Release dated July 7, 2003

*              The Registrant hereby agrees to furnish to the Securities and Exchange Commission supplementally, any schedules or exhibits to such agreement which are not filed herewith, upon the request of the Securities and Exchange Commission.

SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended,  the  Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

LANDEC CORPORATION
(Registrant)

Date: July 18, 2003	By:	/s/ Gregory S. Skinner
Gregory S. Skinner
Vice President of Finance and
Chief Financial Officer

LANDEC CORPORATION

INDEX TO EXHIBITS

Exhibit No.	Exhibit Title

2.1*	Form of Purchase Agreement, dated as of July 3, 2003, by and between the Registrant, Apio Fresh, LLC and the Growers

2.2*	Form of Non-Competition Agreement, dated as of July 3, 2003, by and between the Registrant, Apio Fresh, LLC and the Growers

2.3*	Form of Supply Agreement, dated as of July 3, 2003, by and between the Registrant, Apio Fresh, LLC and the Growers

99.1

Unaudited Pro Forma Consolidated Balance Sheet at April 27, 2003, and Unaudited Pro Forma Consolidated Statements of Operations for the fiscal year ended October 27, 2002 and for the six-month period ended April 27, 2003.

99.2	Press Release dated July 7, 2003

*              The Registrant hereby agrees to furnish to the Securities and Exchange Commission supplementally, any schedules or exhibits to such agreement which are not filed herewith, upon the request of the Securities and Exchange Commission.